UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2019

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4655 Great America Parkway, Suite 300

Santa Clara, California 95054

(Address of principal executive offices) (Zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	TNAV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Telenav, Inc. (the “Company”) is filing this Current Report on Form 8-K for the sole administrative purpose of re-filing a modified version of an exhibit to a previously filed Quarterly Report on Form 10-Q, as explained in greater detail below.

As part of the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2018 filed on November 9, 2018 (the “Original Filing”), the Company filed as Exhibit 10.27.2 an agreement entitled, “Services Agreement, dated June 13, 2014, by and between General Motors Holdings LLC and Telenav, Inc.” (the “GM Services Agreement”). When filing the GM Services Agreement as an exhibit to the Original Filing, the Company omitted certain confidential information covered by a confidential treatment request submitted to the Staff of the Securities and Exchange Commission (the “Staff”) at the time of filing. The Company subsequently received comments from the Staff regarding that confidential treatment request and refiled the GM Services Agreement as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2019 filed on May 10, 2019 (the “Re-Filing”) to address those comments and include certain of the information that was omitted when the agreement was initially filed. The Company subsequently became aware that certain attachments to the GM Services Agreement that were included as part of the Original Filing were inadvertently omitted from the GM Services Agreement in the Re-Filing (the “Omitted Attachments”). Accordingly, the Company is re-filing the GM Services Agreement as Exhibit 10.27.2 to this Current Report on Form 8-K solely to include those Omitted Attachments.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.27.2	Services Agreement, dated June 13, 2014, by and between General Motors Holdings LLC and Telenav, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: August 2, 2019	By:	/s/ HP Jin
	Name:	HP Jin
	Title:	Chief Executive Officer